AGREEMENT AMENDING MANAGEMENT AGREEMENT

               THIS AGREEMENT, dated July 31, 1995, is made and entered into among Empire Gas Corporation, a Missouri corporation ("Empire"), Northwestern Growth Corporation, a South Dakota corporation ("NGC"), and SYN Inc., a Delaware corporation
     ("SYN"), to amend the Management Agreement, dated May 17, 1995, among such parties.

               NOW THEREFORE, the parties hereto agree that the above-mentioned Management Agreement is hereby amended to change the definition of the term "Stock Agreement" therein to mean the Amended and Restated Agreement Among Initial Stockholders and SYN Inc., dated as of May 17, 1995, entered into by Empire, NGC and SYN.

               IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first above written.

          Empire Gas Corporation        SYN Inc.

          By:/s/ Paul S. Lindsey, Jr.   By:/s/ Paul S. Lindsey, Jr.
             ________________________      ________________________
               Its President            Title:President

                                        Northwestern Growth Corporation

                                        By:/s/ Richard R. Hylland
                                           __________________________
                                             Its President